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                                                                  EXHIBIT 10.62

                       1994 EMPLOYEE STOCK OPTION PLAN

                                     FOR

                       THE HALLWOOD GROUP INCORPORATED

     1. PURPOSE. The purpose of this Plan is to advance the interests of The Hallwood Group Incorporated (the "Company") and its Subsidiaries by providing an additional incentinve to selected employees of Brookwood Companies Incorporated ("Brookwood") to continue their employment with Brookwood.

     2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

          (a)  "Board" shall mean the Board of Directors of the Company.

          (b) "Committee" shall mean the committee appointed by the Board pursuant to Section 12 hereof.

          (c)  "Director" shall mean a member of the Board.

          (d) "Fair Market Value" of a Share on any date of reference shall be the Closing Price on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the Closing Price of the Shares on any business day shall be: (i) if the Shares are listed or admitted for trading on any United States national securities exchange or included in the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the last reported sale price of Shares on such exchange or system, as reported in any newspaper of general circulation; (ii) if Shares are quoted on NASDAQ, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Shares on such system; (iii) if neither clause
     (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for Shares as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Shares on at least five of the ten preceding days; or, (iv) in lieu of the above, if actual transactions in the Shares are reported on a consolidated transaction reporting system, the last sale price of the Shares for such day and on such system.


          (e) "Incentive Stock Option" shall mean an incentive stock option as defined in section 422 of the Internal Revenue Code.

          (f) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

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          (g)  "Nonqualified Stock Option" shall mean an option that is not an
     Incentive Stock Option.

          (h) "Option" (when capitalized) shall mean any option granted under this Plan.

          (i) "Optionee' shall mean a person to whom an Option is granted or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

          (j) "Plan" shall mean this 1994 Employee Stock Option Plan for The Hallwood Group Incorporated.

          (k) "Share(s)" shall mean a share or shares of the common stock, par value ten cents ($0.10) per share, of the Company.

          (l) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing
     50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3. SHARES AND OPTIONS. The Company may grant to Optionees from time to time Options to purchase an aggregate of up to Two Hundred Thousand (200,000) Shares from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be cancelled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. An Option granted hereunder shall be only a Nonqualified Stock Option.

     4.   CONDITIONS FOR GRANT OF OPTIONS.

          (a) Each Option shall be evidenced by an option agreement, which may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of employees of or consultants to the Company and any Subsidiary.

          (b) In granting Options, the Committee shall take into consideration the contribution the person has made or may make to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may, from time to time in granting Options under the Plan, prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, relating an Option to the continued employment of the




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     Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

          (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to continuance of employment by the Company or its Subsidiaries.

          (d) The Committee in its sole discretion shall determine in each case whether periods of military or government service shall constitute a continuation of employment for the purposes of this Plan or any Option.

     5. OPTION PRICE. The option price per Share of any Option shall be determined by the Committee and may be equal to, greater than or less than the Fair Market Value; provided, however, that in no event shall the option price be less than eighty-five percent (85%) of the Fair Market Value.

     6. EXERCISE OF OPTIONS. An Option shall be deemed exercised when: (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and, (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the option price of any Shares purchased shall be paid in cash, by certified or cashier's check or by money order; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares.

     7.   EXERCISABILITY OF OPTIONS.

     (a) Unless otherwise provided in any Option, each outstanding Option shall become fully exercisable immediately upon the closing of the first to occur of the following transactions:

          (i) any transaction voluntarily effected by the Company or Brookwood that has the result that the Company thereafter owns less than 50% of the stock of Brookwood or of any entity that results from the participation of Brookwood in a reorganization, consolidation, merger, liquidation, dissolution or any other form of corporate transaction; or

          (ii) the voluntary sale, lease, exchange or other disposition of all or substantially all of the property and assets of Brookwood;





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provided that, the Option shall become exercisable only if (x) the transaction is closed on or prior to June 30, 1995, and (y) the Option has not previously been terminated under the terms of this Plan.

     (b) In no event shall an Option be exercisable after three (3) years from the date of the closing of any corporate transaction described in SECTION 7(a).

     8.  TERMINATION OF OPTIONS.

          (a)  If, prior to an Option become exercisable pursuant to
     SECTION 7(a), an Optionee's employment as an employee or consultant terminates for any reason, except as provided in the next sentence, the Option shall immediately and without notice terminate and become null and void. The Option shall not terminate if the Optionee's employment is terminated by the Optionee's employer without cause, unless the termination is in connection with a general reduction in force by the Optionee's employer not in connection with the completion of a transaction described in SECTION 7(a).

          (b)  If a closing of any corporate transaction described in
     SECTION 7(a) has not occurred on or prior to June 30, 1995, all Options shall immediately and without notice terminate and become null and void.

          (c) In connection with any merger, consolidation, sale of substantially all the assets or similar transaciton involving the Company, the Committee in its sole discretion shall have the power to cancel, effective upon the date determined by the Committee in its sole discretion, all or any portion of any Option upon payment to the Optionee of cash in an amount that, in the absolute discretion of the Committee, is determined to be equal to the excess of (i) the aggregate Fair Market Value of the Shares subject to such Option on the effective date of the cancellation over (ii) the aggregate exercise price of such Option.

     9.  ADJUSTMENT OF SHARES.

          (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of outstanding Shares through the combination or change of Shares, then and in such event:

               (i) appropriate adjustment shall be made in the maximum number of Shares then subject to being optioned under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

               (ii) appropriate adjustment shall be made in the number of shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same proportion of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.




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         (b)   Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the Option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction (as defined in Treasury Regulation (Sections) 1.425-1(a)(1)(ii).

          (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

          (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate:
     (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's or any Subsidiary's capital structure or business; (ii) any merger or consolidation of the Company, Brookwood or any other Subsidiary; (iii) any issue by the Company, Brookwood or any other Subsidiary of debt securities, or preferred or preference stock, whether or not such instruments would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company, Brookwood or any other Subsidiary; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company, Brookwood or any other Subsidiary; or, (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     10. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any law or regulation including, but not limited to, the following:

               (i) a representation, warranty or agreement by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

               (ii) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

     11. OPTIONS. Each Option: (i) must be clearly designated as a Nonqualified Stock Option; (ii) may be exercisable even though an Option granted before such Option is outstanding; and, (iii) may require the Optionee's payment to the Company of the amount that the Committee reasonably determines to be necessary for the Company or Subsidiary employing





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the Optionee to withhold in accordance with applicable income tax withholding requirements.

     12.  ADMINISTRATION OF THE PLAN.

          (a) The Plan shall be administered by a committee (herein called the "Committee") consisting of not less than two (2) Directors, which shall initially be the Compensation Committee of the Board of Directors; provided, however, that if at any time no Committee is appointed, the Board shall act as the Committee to administer the Plan. The Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

          (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

          (c) Any and all decisions or determinations of the Committee shall be made either: (i) by a majority vote of the members of the Committee at a meeting; or, (ii) by the written approval of a majority of the members of the Committee without a meeting.

     13.  INTERPRETATION.

          (a) If any provision of the Plan should be held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced to effect the purposes of the Plan, so far as possible.

          (b)  This Plan shall be governed by the laws of the State of Texas.

          (c) Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Plan.

          (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

     14. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Committee may from time to time amend the Plan or any Option; provided, however, that (except to the extent provided in SECTION 9) no such amendment may impair any Option previously granted to any Optionee without the consent of such Optionee. Subject to the above provisions, the Committee shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

     15. REPURCHASE OF SHARES. An Option may, but shall not be required to, contain any provisions that the Committee deems appropriate relating to the ownership of Shares acquired




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by exercise of the Option in case of the Optionees' death, disability, retirement, voluntary termination by the employee or termination by the employer, whether or not for cause.

     16. EFFECTIVE DATE AND TERMINATION DATE. The effective date of the Plan is October 31, 1994, the date on which the Board adopted this Plan. This Plan shall terminate on the fourth anniversary of the effective date.


                              THE HALLWOOD GROUP INCORPORATED



                              By: /s/ MELVIN J. MELLE
                                      Melvin J. Melle
                                      Vice President, Chief Financial Officer
                                      and Secretary






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